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                                                                     Exhibit 4.2

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                              4.625% NOTES DUE 2015

                          SECOND SUPPLEMENTAL INDENTURE

                                     between

                            BAXTER INTERNATIONAL INC.

                                       and

                          BANK ONE TRUST COMPANY, N.A.

                                   as Trustee

                           Dated as of March 10, 2003

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
                                    ARTICLE 1
                                   Definitions

Section 1.01.  Definition of Terms...........................................2

                                    ARTICLE 2
                                    The Notes

Section 2.01.  Designation...................................................4
Section 2.02.  Principal Amount; Series Treatment............................4
Section 2.03.  Maturity......................................................5
Section 2.04.  Interest......................................................5
Section 2.05.  Form of Notes.................................................5
Section 2.06.  Restrictive Legends...........................................7
Section 2.07.  Transfer Restrictions.........................................9
Section 2.08.  Transfers and Exchanges......................................11
Section 2.09.  Additional Interest..........................................12

                                    ARTICLE 3
                             Redemption Of The Notes

Section 3.01.  Optional Redemption by Company...............................12

                                    ARTICLE 4
                             Execution Of The Notes

Section 4.01.  Execution; Certificates......................................12

                                    ARTICLE 5
                                  Miscellaneous

Section 5.01.  Rule 144A Information; No Resales by Affiliates..............13
Section 5.02.  Ratification of Indenture....................................13
Section 5.03.  Trustee Not Responsible for Recitals.........................13
Section 5.04.  Governing Law................................................14
Section 5.05.  Separability.................................................14
Section 5.06.  Counterparts.................................................14

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     SECOND SUPPLEMENTAL INDENTURE dated as of March 10, 2003 (the "Supplemental
Indenture") between Baxter International Inc., a Delaware corporation (the "Company"), and Bank One Trust Company, N.A., a national banking association, as trustee (the "Trustee") under the Indenture dated as of April 26, 2002 (the "Indenture") between the Company and the Trustee.

     WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide, among other things, for the future issuance of the Company's notes, bonds, debentures or other evidences of indebtedness to be issued from time to time in one or more series as might be authorized by the Company under the Indenture;

     WHEREAS, Section 901(4) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities (as defined in the Indenture) of any series as provided by Sections 201 and 301 of the Indenture;

     WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to issue the Securities provided for in this Supplemental Indenture;

     WHEREAS, pursuant to the terms of the Indenture, the Company desires to enter into this Supplemental Indenture and to provide for the establishment of a new series of its Securities to be known as its 4.625% Notes due 2015 (the "Notes due 2015"), the form, substance, terms, provisions and conditions of which shall be set forth in the Indenture and this Supplemental Indenture;

     WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and satisfy all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms, and
(ii) the Notes provided for hereby, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the
Company:

     NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and terms of the Notes, the Company covenants and agrees with the Trustee as follows:

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                                    ARTICLE 1
                                   Definitions

     Section 1.01. Definition of Terms.

     Unless the context otherwise requires:

     (a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

     (b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

     (c) the singular includes the plural and vice versa;

     (d) a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;

     (e) headings are for convenience of reference only and do not affect interpretation;

     (f) the following terms have the meanings given to them in this Section 1.01(f):

     "Additional Interest" means Additional Interest as defined in the Registration Rights Agreement.

     "Closing Date" means March 10, 2003.

     "Clearstream" means Clearstream Banking SA.

     "Depositary" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

     "Euroclear" means Euroclear Bank S.A./N.V., and its successors or assigns, as operator of the Euroclear system.

     "Exchange Offer" means the exchange offer by the Company of Exchange Notes for Initial Notes pursuant to the Registration Rights Agreement.

     "Exchange Offer Registration Statement" means a registration statement relating to an Exchange Offer as provided for, and in accordance with,

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the Registration Rights Agreement including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Notes" means the debt securities of the Company to be offered to Holders in exchange for the Initial Notes pursuant to the Exchange Offer or otherwise pursuant to a Registration of the Exchange Notes containing terms identical to the Notes for which they are exchanged (except that (i) interest thereon shall accrue from the last date on which interest was paid on the corresponding series of Notes or, if no such interest has been paid, from the first date that the corresponding series of Notes was originally issued under the Indenture as supplemented by this Supplemental Indenture, (ii) the provisions relating to Additional Interest (other than any Additional Interest accrued through that date of issuance of such Exchange Notes) will be eliminated and (iii) the Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend).

     "Global Note" shall have the meaning set forth in Section 2.05(b).

     "Initial Notes" means (i) all Notes issued on the first date that Notes were originally issued under this Supplemental Indenture, (ii) any additional Notes issued under Section 2.02 in any offering not registered under the Securities Act and (iii) any Notes issued in replacement therefor, but not including any Exchange Notes issued in exchange therefor.

     "Initial Purchasers" means the Initial Purchasers as defined in the Registration Rights Agreement.

     "Note" or "Notes" means any Security or Securities, as the case may be, authenticated and delivered under this Supplemental Indenture, including any Global Note.

     "Notes due 2015" shall have the meaning set forth in the recitals above.

     "Offshore Global Note" shall have the meaning set forth in Section 2.05(b) hereof.

     "Registration" means a registered exchange offer for the Notes by the Company or other registration of the Notes under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 10, 2003, among the Company and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney, as representatives of the Initial Purchasers.

     "Registration Statement" means the Registration Statement pursuant to and as defined in the Registration Rights Agreement.

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     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Certificate" means a certificate substantially in the form of Exhibit C hereto.

     "Restricted Legend" means the legend set forth in Section 2.06(a) hereof.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 144A Certificate" means (i) a certificate substantially in the form of Exhibit B hereto or (ii) a written certification addressed to the Company and the Trustee to the effect that the Person making such certification (x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and (z) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

     "U.S. Global Note" shall have the meaning set forth in Section 2.05(b) hereof.

                                    ARTICLE 2
                                    The Notes

     Section 2.01. Designation.

     The Company hereby establishes a series of Securities designated the "4.625% Notes due 2015" for issuance under the Indenture.

     Section 2.02. Principal Amount; Series Treatment.

     (a) The Notes due 2015 shall be initially limited to an aggregate principal amount of $600,000,000. The Company may, without notice to or the consent of the Holders of the outstanding Notes due 2015, issue additional Notes due 2015 by Company Order, so that such additional notes and the outstanding Notes due 2015 shall form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture.

     (b) Any additional Notes issued under Section 2.02(a) shall have the same terms in all respects as the corresponding series of outstanding Notes, except that interest will accrue on the additional Notes from the most recent date to which interest has been paid on the corresponding series of Notes (other than

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the additional Notes) or if no interest has been paid on the corresponding series of Notes from the first date that the corresponding series of Notes was originally issued under the Indenture as supplemented by this Supplemental Indenture.

     (c) For all purposes of the Indenture and the Supplemental Indenture, all Notes due 2015, whether Initial Notes, Exchange Notes or additional Notes due 2015 issued under Section 2.02(a), shall constitute one series of Securities and shall vote together as one series of Securities.

     Section 2.03. Maturity.

     The Notes due 2015 will become due and payable on March 15, 2015.

     Section 2.04. Interest.

     The Notes due 2015 will bear interest at the rate of 4.625% per annum from March 10, 2003 until the principal thereof becomes due and payable or to the date of redemption (if any) of the Notes due 2015, such interest to be payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2003.

     Section 2.05. Form of Notes.

     (a) The Notes due 2015 shall be substantially in the form of Exhibit A hereto, provided that Exchange Notes (i) shall contain the alternative seventh paragraph appearing on the reverse of the Notes in the form and (ii) shall not contain the Restricted Legend. The terms and provisions contained in the form of Notes set forth in Exhibit A shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this Supplemental Indenture.

     Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture as supplemented by this Indenture Supplement, or as may be required by the Depositary or as may be required for the Initial Notes to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or Regulation S or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

     (b) So long as the Notes of a series of Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated herein, all of the Notes of that series of Securities shall be

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represented by one or more Notes of that series of Securities in global form registered in the name of the Depositary or the nominee of the Depositary.

     Initial Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Notes"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

     Initial Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Notes in registered form substantially in the form set forth in Exhibit A (the "Offshore Global Notes"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     The U.S. Global Notes and the Offshore Global Notes are collectively referred to herein as the "Global Notes." The transfer and exchange of beneficial interests in any such Global Notes shall be effected through the Depositary in accordance with the Indenture and the applicable procedures of the Depositary. Except as provided in the Indenture, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

     Any Global Note shall represent such of the outstanding Notes of a series of Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes of that series of Securities from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by the holder of such Notes in accordance with the Indenture and this Supplemental Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the holder of such Note.

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     Section 2.06. Restrictive Legends. (a) Except as otherwise provided in paragraph (c) below, each Global Note shall bear the following legend on the face thereof:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF BAXTER INTERNATIONAL INC. THAT (a) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (2), (4) OR (5), TO THE RECEIPT BY BAXTER INTERNATIONAL INC. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO BAXTER INTERNATIONAL INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

     THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE

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     REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO
     COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

     (b) (i) In addition, each Offshore Global Note shall bear the following legend on the face thereof until at least the 41st day after the Closing Date:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THIS SECURITY, AGREES FOR THE BENEFIT OF BAXTER INTERNATIONAL INC. THAT NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

     ANY OFFER, SALE, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WITHIN FORTY DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THIS SECURITY OR THE DATE OF CLOSING OF SUCH OFFERING MAY BE MADE ONLY IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

          (ii) Each Global Note shall also bear the following legend on the face thereof:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

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     Unless this certificate is presented by an authorized representative of The
Depository Trust Company, a New York corporation ("DTC") to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

     (c) (i) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that any Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

     (ii) after an Initial Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Note, the Company may instruct the Trustee to cancel such Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction. If a Note to be reissued under this Section 2.06(c) without a Restricted Legend is represented by a Global Note bearing the Restricted Legend, the principal amount of the legended Global Note shall be reduced by the principal amount of the Note to be reissued without the Restricted Legend and the principal amount of a Global Note without the Restricted Legend of the appropriate series of Securities shall be increased by an equal principal amount. If a Global Note without the Restricted Legend of the appropriate series of Securities is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver a Global Note of the appropriate series of Securities without the Restricted Legend to the Depositary.

     Section 2.07. Transfer Restrictions. (a) By its acceptance of any Note bearing the Restricted Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture and in the Restricted Legend and agrees that it will transfer such Note only as provided in this Supplemental Indenture and the Restricted Legend. The Company and the Trustee as Note registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Supplemental Indenture and the Restricted Legend. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Trustee as Note registrar or the Company such certifications, legal

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opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The transfer or exchange of a beneficial interest in an Offshore Global Note for a beneficial interest in a U.S. Global Note may only be made upon receipt by the Trustee of a duly completed Rule 144A Certificate.

     The transfer or exchange of a beneficial interest in a U.S. Global Note for a beneficial interest in an Offshore Global Note may only be made upon receipt by the Trustee of a duly completed Registration S Certificate.

     During the Restricted Period, beneficial interests in an Offshore Global Note may be held through the Depositary only through Euroclear and Clearstream, and their respective direct and indirect participants.

     The Trustee shall retain copies of all letters, notices and other written communications received pursuant to the Indenture or this Section 2.07(a). The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among members of, or participants in, the Depositary or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     (b)  The following provisions shall apply only to Global Notes:

          (i) Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note for all purposes of the Indenture and this Supplemental Indenture.

          (ii) Notwithstanding any other provision in this Supplemental Indenture, no Global Note may be exchanged in whole or in part for Notes

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     registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof except as provided in Section 305 of the Indenture. Any
     Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

          (iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued pursuant to Section 305 of the Indenture.

          (iv) At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee, at the direction of the Trustee, to reflect such reduction.

     Section 2.08. Transfers and Exchanges. (a) A Holder may transfer a Note (or a beneficial interest therein) to another Person or exchange a Note (or a beneficial interest therein) for another Note or Notes of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.07. The Trustee will promptly register any such transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the Trustee for the purpose; provided that (x) no transfer or exchange will be effective until the transfer or exchange is registered in such register and (y) the Trustee will not be required (i) to issue, register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed, (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except, in the case of a partial redemption, that portion of any such Note not being redeemed, or (iii) if a redemption is to occur after a Regular Record Date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Note on or after such Regular Record Date and before the date of redemption. Prior to the registration of any transfer, the Company, the Trustee and their agents will treat the person in whose name the Note is registered as the owner and Holder thereof for all purposes (whether or not the Note is overdue), and will not be affected by notice to the contrary.

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     From time to time the Company will execute and the Trustee will authenticate additional Notes as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

     No service charge will be imposed in connection with any transfer or exchange of any Note, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or other similar governmental charge payable upon exchange pursuant to Section 305 of the Indenture.

     (b) Procedures to Be Followed by the Trustee. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will (x) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

     Section 2.09. Additional Interest.

     If a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to a series of Notes, the interest rate borne by the Notes of such series shall be increased as provided in the Registration Rights Agreement.

                                    ARTICLE 3
                             Redemption Of The Notes

     Section 3.01. Optional Redemption by Company. The Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note set forth as Exhibit A.

                                    ARTICLE 4
                             Execution Of The Notes

     Section 4.01. Execution; Certificates. Notwithstanding the requirements of
Section 303 of the Indenture, the Notes due 2015 may be executed on behalf of the Company by its Treasurer and its Secretary. In addition, any Officers' Certificate to be delivered under the Indenture in connection with a Company Order for the authentication and delivery of the Notes due 2015 may be signed by the Company's Treasurer and its Secretary.

                                    ARTICLE 5
                                  Miscellaneous

     Section 5.01. Rule 144A Information; No Resales by Affiliates. (a) Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Securities Exchange Act of 1934, make available to any holder or beneficial holder of Initial Notes in connection with any sale thereof and any prospective purchaser of Initial Notes designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Initial Notes and it will take such further action as any holder or beneficial holder of such Initial Notes may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Initial Notes without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Initial Notes, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     (b) Any Initial Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any affiliate thereof (within the meaning of Rule 144) may not be resold by the Company or such affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Initial Note no longer being "restricted securities" (as defined under Rule 144).

     Section 5.02. Ratification of Indenture.

     The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

     Section 5.03. Trustee Not Responsible for Recitals.

     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     Section 5.04. Governing Law.

     This Supplemental Indenture and each Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     Section 5.05. Separability.

     In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     Section 5.06. Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                             BAXTER INTERNATIONAL INC.


                                             By: /s/ Steven J. Meyer
                                                 -------------------------------
                                                 Name: Steven J. Meyer
                                                 Title: Treasurer


[Seal]

Attest:


By: /s/ Jan S. Reed
    ----------------------------
    Jan S. Reed
    Secretary


                                             BANK ONE TRUST COMPANY, N.A.
                                             as Trustee


                                             By: /s/ J. Morand
                                                 -------------------------------
                                                 Name: J. Morand
                                                 Title: Vice President

                                                                       EXHIBIT A

                                 [FACE OF NOTE]

     [Unless and until a Security is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement the U.S. Global Notes shall bear the legend set forth below on the face thereof :]

     [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF BAXTER INTERNATIONAL INC. THAT (a) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (2), (4) OR (5), TO THE RECEIPT BY BAXTER INTERNATIONAL INC. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO BAXTER INTERNATIONAL INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE

     TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

     THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

[Unless and until a Security is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement the Offshore Global Notes shall bear the following legend on the face thereof until at least the 41st day after the Closing Date:]

     [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THIS SECURITY, AGREES FOR THE BENEFIT OF BAXTER INTERNATIONAL INC. THAT NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

     ANY OFFER, SALE, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WITHIN FORTY DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THIS SECURITY OR THE DATE OF CLOSING OF SUCH OFFERING MAY BE MADE ONLY IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

     [Each Global Note shall bear the following legend:]

     [THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE

     LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                                                            CUSIP No.
                                                                      ----------
                                                                 ISIN
                                                                      ----------

                            BAXTER INTERNATIONAL INC.
                              4.625% Note due 2015

No. A-1                                                             $600,000,000

     BAXTER INTERNATIONAL INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Company in the City of New York, the principal sum of SIX HUNDRED MILLION DOLLARS ($600,000,000) on March 15, 2015, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on March 15 and September 15 of each year, commencing September 15, 2003, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the March 15 or the September 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from March 10, 2003 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding the foregoing, if the date hereof is after the 1st day of March or September, as the case may be, and before the following March 15 or September 15, this Note shall bear interest from such March 15 or September 15; provided, that if the Company shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15, to which interest has been paid or, if no interest has been paid on these Notes, from March 10, 2003. The interest so payable on any March 15 or September 15, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the March 1 or September 1, as the case may be, preceding such March 15 or September 15.

     Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: March 10, 2003

                                             BAXTER INTERNATIONAL INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


[Seal]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Attest:


----------------------------
By:
Title:

                    (FORM OF CERTIFICATION OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                             BANK ONE TRUST COMPANY, N.A.,
                                                as Trustee


                                             By:
                                                 -------------------------------
                                                 Authorized Officer

                                 REVERSE OF NOTE
                            BAXTER INTERNATIONAL INC.
                              4.625% Note due 2015

     This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 26, 2002 and a second supplemental indenture dated March 10, 2003 (both together herein called the "Indenture"), between the Company and Bank One Trust Company, N.A., a national banking association, Trustee (herein called the "Trustee" which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 4.625% Notes due 2015 (the "Notes") of the Company, limited in aggregate principal amount to $600,000,000.

     The Indenture contains provisions for the defeasance at any time of the entire indebtedness of this Note upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

     This Note is redeemable in whole or in part, at the option of the Company, at any time (an "Optional Redemption"), at a redemption price (the "Optional Redemption Price") equal to the greater of:

     (i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the date of redemption, or

     (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued interest thereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

     "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Reference Treasury Dealers" means (1) Deutsche Bank Securities Inc., J.P Morgan Securities Inc. and Salomon Smith Barney Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional primary U.S. Government securities dealers ("Primary Treasury Dealers") selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York time on the third business day preceding such redemption date.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes will be redeemed by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

     [TO BE INCLUDED IN INITIAL NOTES, NOT EXCHANGE NOTES: In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Company shall pay Additional Interest (in addition to the interest otherwise due hereon) to the Holder as provided in the Registration Rights Agreement.

     [TO BE INCLUDED IN EXCHANGE NOTES: There shall also be payable in respect of this Note all Additional Interest that may have accrued on the Note for which this Note was exchanged (as defined in such Note) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on this Note.]

     In case an Event of Default, as defined in the Indenture, other than an Event of Default relating to events of bankruptcy, insolvency or reorganization, with respect to the Notes, shall have occurred and be continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding may declare the principal hereof, and accrued and unpaid interest, if any, hereon due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) reduce the principal amount of any Security or any premium thereon, or reduce the rate of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payments of principal, premium, if any, or interest, relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of this series outstanding necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security so affected, or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner and at the respective times herein provided.

     The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Trustee in the City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     There is no sinking fund for the retirement of the Notes.

     Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     Prior to due presentment for registration or transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any predecessor or successor, either directly or through the

Company or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     This Security is a Global Security within the meaning of the Indenture and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances as permitted by the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                            [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and
appointing                      attorney to transfer said Note on the books of
           --------------------
the Company with full power of substitution in the premises.


By:
    -------------------------------------
Date:
      -----------------------------------

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL NOTES OTHER THAN EXCHANGE NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred in accordance with its terms:

                                   [Check One]

     (1) [ ] to the Company; or

     (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                                                  Signature

Signature Guarantee:


Signature must be guaranteed                                      Signature

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------                            ------------------------------
                                                    NOTICE: To be executed by an
                                                    executive officer

                                                                      Schedule I

                 [Include as Schedule I only for a Global Note]

                            BAXTER INTERNATIONAL INC.
                              4.625% Notes due 2015

No.
    -------

===================================================================================
                            Notation Explaining Principal   Authorized Signature of
 Date    Principal Amount         Amount Recorded             Trustee or Custodian
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

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

                                                                       EXHIBIT B

                     Form of Certificate to Be Delivered in
                 Connection with Transfers Pursuant to Rule 144A

                                                                          , 200
                                                                ----------     -

Bank One Trust Company, N.A.
1 Bank One Plaza
Chicago, Illinois 60670
Attention: Institutional Trust Services

          Re: Baxter International Inc. (the "Company") 4.625% Notes due 2015
              (the "Notes")

Dear Sirs:

     This Certificate relates to:

     [CHECK A OR B AS APPLICABLE.]

     [ ] A. Our proposed purchase of $     principal amount of Notes issued
                                     ----
            under the Indenture.

     [ ] B. Our proposed exchange of $     principal amount of Notes issued
                                     ----
            under the Indenture for an equal principal amount of Notes to be held by us.

     We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of
          , 200  , which is a date on or since close of our most recent fiscal
----------     -
year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                    Very truly yours,

                                                    [Name of Holder]


                                                    By:
                                                        ------------------------
                                                          Authorized Signature

                                                                       EXHIBIT C

                     Form of Certificate to Be Delivered in
               Connection with Transfers Pursuant to Regulation S

                                                                          , 200
                                                                ----------     -

Bank One Trust Company, N.A.
1 Bank One Plaza
Chicago, Illinois 60670
Attn: Institutional Trust Services

Attention:

          Re: Baxter International Inc. (the "Company") 4.625% Notes due 2015
              (the "Notes")

Dear Sirs:

     Terms are used in this Certificate as used in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise stated herein.

     [CHECK A OR B AS APPLICABLE.]

     [ ] A. This Certificate relates to our proposed transfer of $     principal
                                                                  ----
amount of Notes issued under the Indenture. We hereby certify as follows:

     1. The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

     2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

     3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

     4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

     [ ] B.This Certificate relates to our proposed exchange of $     principal
                                                                 ----
amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us. We hereby certify as follows:

     1. At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

     2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

     3. The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                      Very truly yours,

                                                      [Name of Transferee]


                                                      By:
                                                          ----------------------
                                                           Authorized Signature